UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2015
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2015, Illumina, Inc. (the “Company”) presented at the J.P. Morgan Healthcare Conference in San Francisco, California. The presentation was webcast on the Company’s website, and it will remain available in the Investor Relations section of the Company’s website for 90 days. During this presentation, the Company announced total revenue of $512 million for the fourth quarter ended December 28, 2014 and non-GAAP earnings per share slightly above the top end of the guidance range, which are preliminary results subject to audit by our independent registered public accounting firm. Full quarterly results will be announced during the Company’s fourth quarter and fiscal year 2014 earnings call. The Company also announced a fiscal year 2015 outlook of approximately 20% revenue growth and non-GAAP earnings per diluted share of $3.12 to $3.18. These projections assume full year non-GAAP gross margin of approximately 73%, and a pro forma tax rate of approximately 28%. Full-year weighted average diluted shares outstanding, for the measurement of pro forma amounts, is expected to be approximately 150 million shares. See table titled “Reconciliation of Non-GAAP Financial Guidance” below for a reconciliation of the non-GAAP measures.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Illumina, Inc.
Reconciliation of Non-GAAP Financial Guidance
The Company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the Company’s financial results are stated above in this press release. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended December 28, 2014 to be filed with the SEC, and the Company’s Form 10-Q for the fiscal quarters ended March 30, 2014, June 29, 2014, and September 28, 2014. The Company assumes no obligation to update any forward-looking statements or information.

Fiscal Year 2015
Diluted net income per share
Non-GAAP diluted net income per share	$3.12 - $3.18
Amortization of acquired intangible assets	(0.21)
Non-cash interest expense (a)	(0.17)
Headquarter relocation (b)	(0.01)
GAAP diluted net income per share	$2.73 - $2.79
______________________________________________________________________________________________________

(a)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b)	Headquarter relocation represents accretion of interest expense on lease exit liability.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 12, 2015	By:	/s/ MARC A. STAPLEY
Marc A. Stapley
Senior Vice President and Chief Financial Officer